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              AMENDMENT NO. 8 TO CREDIT AGREEMENT

          AMENDMENT NO. 8 TO CREDIT AGREEMENT, dated as of April 30, 1998 (this "AMENDMENT"), among GANTOS, INC., a Michigan corporation (the "BORROWER"), the lenders named therein (each individually, a "LENDER" and collectively, the "LENDERS"), and FLEET BANK, N.A. (formerly known as Natwest Bank N.A.) as agent for the Lenders (in such capacity, the "AGENT").

          WHEREAS, the Borrower, the Lenders, and the Agent are party to the Revolving Credit Agreement, dated as of March 10, 1995 (as amended by amendment no. 1, dated April 25, 1996, amendment no. 2, dated March 18, 1997, amendment no. 3, dated October 8, 1997, amendment no. 4, dated as of February 1, 1998, amendment no. 5, dated as of February 27, 1998, amendment no. 6, dated as of March 30, 1998, amendment no. 7, dated as of April 29, 1998 and as otherwise and/or further amended, supplemented or modified from time to time in accordance with its terms, the "CREDIT AGREEMENT"); and

          WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to amend certain provisions of the Credit Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

          1. DEFINED TERMS. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions as to effectiveness set forth in Paragraph 4 of this Amendment, the Credit Agreement is hereby amended effective as of April 30, 1998, as follows:

          (a) The definition of "Availability" appearing in Article I of the Credit Agreement is amended and restated in its entirety as follows:

               "AVAILABILITY" shall mean, at any time, an amount equal to
          (a) the lesser of (i) the Total Commitment and (ii) the Borrowing Base plus an amount equal to the lesser of (x) ten percent (10%) of the value (based on the lower of cost (on a FIFO basis) and current market value) of then existing Eligible Inventory and (y) $2,000,000, MINUS (b) the sum of (i) all Loans outstanding at such time, (ii) the Standby Letter of Credit Usage at such time, (iii) fifty-five percent (55%) of the

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          Trade Letter of Credit Usage at such time and (iv) an amount equal to all reserves which the Agent in good faith deems in its reasonable discretion to be necessary and appropriate to maintain with respect to the account of the Borrower, including, without limitation, shrinkage reserves, reserves for environmental liabilities, reserves for judgments, decrees, fines and penalties rendered by a court or other tribunal against any Credit Party (excluding therefrom amounts which an insurance carrier has affirmatively acknowledged are fully covered by insurance or with respect to which an insurance carrier is precluded from denying coverage or liability) and any amounts which the Agent or any Lender may be obligated to pay in the future for the account of the Borrower.

          (b) Section 2.06(b) of the Credit Agreement is amended and restated in its entirety as follows:

               (b) If, on or prior to December 31, 1998, the Total Commitment shall be permanently terminated (whether by the Borrower, as a result of an Event of Default or otherwise) or the Total Commitment shall be permanently reduced, the Borrower shall pay each Lender, through the Agent, on the date of, and as a condition to, such termination or reduction a fee (the "REDUCTION FEE") in an amount equal to one-half of one percent (1/2%) of the amount so terminated or reduced.

          3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof that:

          (a) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date).

          (b) The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

          (c) This Amendment has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, and is enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

          (d) No registration or filing with, consent or approval of, or other action by, any Federal, State or other governmental agency, authority or regulatory body is or will be required on behalf of the Borrower in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such registration or filing which has

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been made or any such consent, approval or other action which has been obtained and remains in full force and effect and other than the filing of a Form 10-Q or a Form 10-K with the Securities and Exchange Commission.

          (e) The execution, delivery and performance of this Amendment by the Borrower will not violate any provision of the certificate or articles of incorporation or bylaws of the Borrower or any of its subsidiaries or any law, statute, rule or regulation, or any order or decree of any court or governmental instrumentality applicable to the Borrower or any of its subsidiaries, or violate, result in the breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any of its subsidiaries or any of their respective properties or assets are or may be bound.

          (f) After giving effect to this Amendment, the Borrower is in compliance with all of the various covenants and agreements applicable to it set forth in the Credit Agreement and each of the other Loan Documents.

          (g) After giving effect to this Amendment, no event has occurred and is continuing which constitutes or would constitute, with the giving of notice or the lapse of time or both, an Event of Default under the Credit Agreement or any of the other Loan Documents, or an Event of Default (as defined in the Indenture) under the Indenture.

          (h) The Borrower has no defense to or setoff, counterclaim or claim against payment of the Obligations or enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

          4. CONDITIONS PRECEDENT. Notwithstanding any term or provision of this Amendment to the contrary, the amendments set forth in Paragraph 2 hereof shall become effective as of April 30, 1998 if, and only if, the Agent shall have determined that each of the following conditions precedent shall have been satisfied, such determination to be conclusively evidenced by the Agent's execution and delivery of this Amendment:

          (a) All required corporate actions in connection with the execution and delivery of this Amendment shall have been taken, and each shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action that the Agent may reasonably request, to be certified by the appropriate corporate person or government authorities.

          (b) All representations and warranties made by the Borrower contained in Paragraph 3 hereof shall be true and correct with the same effect as though such representations and warranties had been made on the date of effectiveness of the amendments contained in this Amendment after giving effect to such amendments (unless any such representation or warranty speaks expressly to an earlier date).

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          (c)  Counterparts of the separate fee letter agreement dated the date hereof among the Borrower, the Lenders and the Agent shall have been duly executed and delivered on behalf of each of the parties thereto and such fee letter agreement shall be in full force and effect.

          (d) Counterparts of this Amendment shall have been duly executed and delivered on behalf of the Borrower, the Lenders and the Agent.

          5. CONTINUED EFFECTIVENESS. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the effective date of the amendments contained herein as determined in accordance with Paragraph 4 hereof, the Credit Agreement as amended by this Amendment. Each of the parties hereto agrees that, as amended by this Amendment, all of the covenants and agreements and other provisions contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect from and after the date of this Amendment.

          6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

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               IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                         GANTOS, INC., as Borrower


                         By:________________________________
                            Name:
                            Title:

                         FLEET BANK, N.A. (formerly known as Natwest
               Bank N.A.), as Agent and as a Lender


                         By:________________________________
                            Name:
                            Title:



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

                                       GANTOS




                                   April 30, 1998



Fleet Bank N.A., as Agent and a Lender
60 East 42nd Street
New York NY  10017

Ladies and Gentlemen:

     Reference is hereby made to the Credit Agreement, dated as of March 10, 1995 (as heretofore and hereafter amended, restated, supplemented or otherwise modified, the "Credit Agreement") among Gantos, Inc., a Michigan corporation (the "Borrower"), the lenders name therein (each individually, a "Lender" and collectively, the "Lenders"), and Fleet Bank, N.A. (formerly known as NatWest Bank N.A.) as agent for the Lenders (in such capacity, the "Agent"). Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     Subject to the terms hereof, the Borrower hereby agrees to pay to the Agent, for the account of Fleet Bank, N.A. in its capacity as a Lender ("Fleet"), an amendment fee equal to $100,000. Such fee shall be earned in full, and shall constitute Obligations under the Credit Agreement, as 12:01 a.m. on January 1, 1999 in the event that any other Obligations remain outstanding at such time. Such fee shall be due and payable on January 4, 1999, and the Borrower acknowledges that failure to make payment of the entire amount of such fee on or prior to January 4, 1999 shall constitute an immediate Event of Default under the Credit Agreement. If there are no Obligations under the Credit Agreement, at 12:01 a.m. on January 1, 1999, then there is no amendment fee.

     This letter agreement is the fee letter agreement referred to in Paragraph 4 (c) of Amendment No. 8 to the Credit Agreement dated as of April 30, 1998.

                                   Very truly yours,
                                   GANTOS, INC.



                                   By:  /S/   DAVID NELSON
                                        --------------------------------------
                                        David Nelson, Sr. Vice President
                                        and CFO



Agreed:

FLEET BANK, N.A., as Agent and a Lender

By:  /S/  THOMAS MAIALE, V.P.
     -----------------------------------
                         (Title)